Exhibit No. 99

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                            WFMBS MORTGAGE LOAN POOL
                20-YEAR THROUGH 30-YEAR 5/1 CMT INTERMEDIATE ARM
                         RELO & NON-RELOCATION MORTGAGES
                               WFMBS SERIES 2004-P
                             POOL PROFILE (7/6/2004)
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                                      ----------------         ----------------
                                          5/1 POOL                 Tolerance
                                      ----------------         ----------------
    AGGREGATE PRINCIPAL BALANCE         $1,544,679,103              (+/- 5.00%)

    MORTGAGE LOAN CUTOFF DATE                 1-Aug-04                     N/A
    INTEREST RATE RANGE                    2.5 - 6.000                     N/A
    GROSS WAC                                   4.582%           (+ / - 10 bps)
    WEIGHTED AVERAGE SERVICE FEE              25.0 bps
    MASTER SERVICING FEE                    1.0 bps on Securitization only
    WAM (in months)                                358           (+/- 2 months)

    WALTV                                          70%            (maximum +5%)

    CALIFORNIA PERCENT                             47%            (maximum +5%)
    SINGLE LARGEST ZIP CODE PERCENT                 1%           (maximum  +2%)

    AVERAGE LOAN BALANCE                      $408,537       (maximum +$25,000)
    LARGEST INDIVIDUAL LOAN BALANCE         $2,590,000     (maximum $2,800,000)

    CASH OUT REFINANCE PERCENT                      9%           (maximum  +5%)

    PRIMARY RESIDENCE PERCENT                      93%            (minimum -5%)

    SINGLE FAMILY DETACHED PERCENT                 83%            (minimum -5%)

    FULL DOCUMENTATION PERCENT                     63%            (minimum -5%)

    WA FICO                                        737             (minimum -5)

    UNINSURED > 80% LTV PERCENT                     0%            (maximum +3%)

    RELOCATION PERCENT                             10%            (minimum -2%)

    GROSS MARGIN                                2.750%            (+ / - 5 bps)

    GROSS LIFECAP                               9.582%           (+ / - 10 bps)

    WA MONTHS TO NEXT ROLL                          58         (+ / - 3 months)

    INTEREST ONLY PERCENT                          76%           (maximum  +5%)

    INDEXED OFF 1 YR CMT                          100%               (+ / - 5%)

    INDEXED OFF 1 YR LIBOR                          0%               (+ / - 5%)

  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE

     MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION

         SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
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(1) All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.
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                            WFMBS MORTGAGE LOAN POOL
                20-YEAR THROUGH 30-YEAR 5/1 CMT INTERMEDIATE ARM
                         RELO & NON-RELOCATION MORTGAGES
                               WFMBS SERIES 2004-P
                               PRICING INFORMATION
                             POOL PROFILE (7/6/2004)
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 COLLATERAL               Mortgage Loans Index off the One Year CMT.
                          None of the Mortgage Loans have a convertibility
                           feature.
                          Generally the Mortgage Loans have a 5% Initial Rate
                           Cap & 2% for each Adjustment thereafter.
                          Generally, the Mortgage Loans have a 5% Lifetime Rate
                           Cap.

 RATING AGENCIES          TBD by Wells Fargo

 PASS THRU RATE           Net WAC or Ratio Stripped/Variable

 STRUCTURE                TO CONFORM TO WFMBS 2002-B or 2004-B
                          EXCEPT AS NOTED BELOW
                          (Call WF Structured Finance at the number below for
                           details)

 AAA STRUCTURE DUE DATE   28-Jul-04                                   9:00 AM
                          Structures received or changes to structures past the
                           due date will incur a $10,000 fee.
 PRICING DATE

 SETTLEMENT DATE                                                    16-Aug-04

 ASSUMED SUB LEVELS                                          AGG Assumed Level
 Levels and Rating Agencies for                  AAA              3.00%
 2004-P to be determined by                       AA              1.70%
 Wells Fargo.                                      A              1.00%
 These levels are for bid purposes only.         BBB              0.70%
 They are not a trade stipulation.                BB              0.40%
 Any change in actual levels will not result       B              0.15%
 in price changes.
                          Note: AAA Class will be rated by two rating agencies. AA through B Classes will be rated by one rating agency. Additional tranche ratings will be paid for by the sub underwriter.

    NOTE:  Please note the following specifics of the 2004-P structure:
    Class A Optimal Amt: Class A PP% of Net Liquidation Proceeds for a
     Liquidated Loan
    Class A PP% Shift Test Failure - Look back to last
     determination date for calc'd Class A PP%
    No Floating Rate Interest-Only Strips will be described as Fixed Rate (Normalized I/Os)

    * This Security may contain Pledged Asset Loans, Buydown Loans, and Manufactured Homes.

    WFMBS CONTACTS                           Brad Davis (301) 846-8009
                                             Gretchen Leff (301) 846-8356
                                             Mike Miller (301) 815-6397

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                            WFASC Denomination Policy
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                                          Minimum       Physical     Book Entry
Type and Description of Certificates    Denomination  Certificates  Certificates
                                           (1)(4)
--------------------------------------  ------------  ------------  ------------

Class A

PAC, TAC, Scheduled, Accrual,
Sequential, Floaters, NAS,
Non-complex components
(subject to reasonable
prepayment support)                       $25,000       Allowed       Allowed

Companion classes for PAC,
TAC, Scheduled Classes                    $100,000      Allowed       Allowed

Inverse Floater (Including
Leveraged), PO, Subclasses of
the Class A that provide
credit protection to the Class
A, Complex multi-component
certificates                              $100,000      Allowed       Allowed

Notional and Nominal Face IO                (2)         Allowed       Allowed

Residual Certificates                       (3)         Required    Not Allowed

All other types of Class A
Certificates                                (5)           (5)           (5)

Class B (Investment Grade)                $100,000      Allowed       Allowed

Class B (Non-Investment Grade)            $250,000      Required    Not Allowed
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(1)   WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.

(2) IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $100,000.

(3)   100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC. (WFASC does not issue Companion Classes for PAC/TAC/Scheduled Classes in $1000 denominations.)

(5)   Underwriter must obtain WFASC's approval.